Investor Presentation
February 2006

Safe Harbor

Special Note: Statements made in this presentation, including, but not limited to, those relating to the private stem cell storage market’s capacity grow in excess of $1 billion per year, our ability to experience growth as awareness of the industry increases, the broadened applications of stem cell therapeutics, our pricing structure remaining exclusive, the barriers to enter into the industry, the government’s continued regulation of the industry, our assessment of our position in the market relative to our competitors, our projected financial performance and our anticipated future performance, are forward-looking statements which are made pursuant to the safe harbor provisions of the Private Securities
Litigation Reform Act of 1995. We use words such as "anticipate," "believe," "expect,"
"future," "intend," "plan," and similar expressions to identify forward-looking statements.
Such forward-looking statements involve certain risks and uncertainties, without limitation, statements regarding the company's strategic direction, prospects and future results, our ability to increase income streams and to grow revenue and earnings.  Actual results could differ materially from those projected in the forward-looking statements as a result of a number of risks and uncertainties.  These statements are only predictions and are subject to certain risks, uncertainties and assumptions, which are identified and described in the Company's public filings with the Securities and Exchange Commission.
Statements made herein are as of the date of this document and should not be relied upon as of any subsequent date. The Company's past performance is not necessarily indicative of its future performance. The Company does not undertake, and the Company specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences, developments, events or circumstances after the date of such statement.

Cord Blood America, Inc.

Please take a moment to review our safe harbor statement

Agenda

Cord Blood America, Inc.

Executive Summary

Stem Cells

The Cord Blood Storage Market

Cord Blood America Overview

Stem Cell Comparables

Large and Growing Market

Marketing Expertise

Pricing Advantage

Aggressive Growth Strategy

Strong Team

Commitment to Increase Shareholder
Value

Executive Summary

4

Cord Blood America, Inc.

Large and Growing Market – The market for private cord blood preservation is estimated to be $125 million in the U.S. in 2004, penetrating 3.5 % of the approximately 4 million annual births, up from roughly 1.9% in 2003. The Company expects the market size to grow to in excess of $1 billion per year, as market awareness increases and the stem cell therapies broaden.

Marketing Expertise – Despite the complexity of the science supporting stem cell therapeutics, cord blood preservation is a consumer market. Families decide whether to store cord blood, and which company to select, based on the strength of providers’ marketing programs. Due to the management team’s deep experience in sales and marketing, Cord Partners excels in consumer marketing.

Pricing Advantage– Most competitors offer a limited pricing structure that requires families to pay up to $2000 in initial fees for cord blood storage services and an annual fee afterward. In addition to the traditional payment structure, Cord Partners has developed an innovative payment option that allows families to simply pay $269 per year, thus making it possible for nearly every family to afford the Company’s services.

Aggressive Growth Strategy – Cord Partners intends to become an industry leader through internal growth and acquisition. The Company plans to leverage its strength in consumer marketing through a network of consultants marketing to obstetricians across the U.S. This channel is effect in several key markets, and is being deployed strategically in other markets. In addition, Cord Partners plans to evaluate the industry for potential acquisition targets.

Strong Team – The management team is experienced and has worked together previously on other successful ventures.

Agenda

Cord Blood America, Inc.

Executive Summary

Stem Cells

The Cord Blood Storage Market

Cord Blood America Overview

Stem Cell Comparables

Adult
Stem Cells
Specialized
Stem Cells
(Blood Stem Cells)
Red
Blood Cells
Further
Divisions
Create
Specialized
Blood Cells
Platelets
Other Committed
Stem Cells
White
Blood Cells

Free from Controversy

Stem cells are cells with no
identity

Umbilical Cord Blood Stem
cells can assume the identity
of other cells
(differentiation)

White Blood Cells

Platelets

3 types of Brain Cells

Skeletal Muscle Cells

Cardiac Muscle Cells

Liver Cells

Kidney Cells

Cord Blood America, Inc.

Life Giving Stem Cells

Adult Stem Cell Sources

Hematopoietic

Umbilical Cord Blood

Adult Peripheral Blood

Bone Marrow

Regenerative

Adipose Tissue

Neural

(there are other forms such as dental pulp, pancreatic, and nasal with little data to back up use thus far.)

Applications

Acute Leukemias

Chronic Leukemias

Myelodysplastic Syndromes

Stem Cell Disorders

Myeloproliferative Disorders

Lymphoproliferative Disorders

Liposomal Storage Diseases

Histiocytic Disorders

Inherited Erythrocyte Abnormalities

Congenital (Inherited) Immune
System Disorders

Current Applications and Potential

Potential

Alzheimer's Disease (memory
enhancement)

Diabetes

Heart Disease

Liver Disease

Muscular Dystrophy

Parkinson's Disease

Spinal Cord Injury

          Stroke

Cord Blood America, Inc.

Success Stories

http://times.hankooki.com/lpage/200411/kt2004112617575710440.htm - source

A patient unable to walk for the
past 19 years due to a spinal
cord injury started to walk
just three weeks after
isolated stem cells from
umbilical cord blood were
injected into the damage
parts of her spinal cord

Transplant team was co-headed by Chuson University
professor Song Chang-hun, Seoul National
University professor Kang Kyung-sun and Han
Hoon, Ph.D, from Seoul Cord Blood Bank.

From Last Week’s Headlines

Stem Cells Might Fight Circulatory Disorder
Atlanta Journal Constitution (subscription) - GA,
USA  Feb. 23, 2006

Researcher uses stem cells on eye disease
Durham Herald Sun - Durham, NC,USA  Feb 19,
2006

Study: Can Stem Cells Restore Meniscus?
INDYchannel.com - Indianapolis,
IN,USA  February 22, 2006

Agenda

Cord Blood America, Inc.

Executive Summary

Stem Cells

The Cord Blood Storage
Market

Cord Blood America Overview

Stem Cell Comparables

Market Potential

Cord Blood America, Inc.

*

Approximately 4 million births in the
United States

Current market penetration: less than
5.0%*

Awareness leads to sales:

70,000 estimated samples privately stored or 1.9% of
all pregnancies in 2003.

125,000 estimated private storages in 2004, or 3.3%

130,000 estimated private storages in 2005, or 3.4%

Approximately 50,000 publicly donated samples in
2003, same holds approximately true for 2004, 2005
(1.5%)

*First Call Estimates based on  internal due diligence

Cord Blood Storage Market
Market ($M)
500
450
400
350
300
250
200
150
100
50
0
2002
2003
2004
2005 (est)
2006 (est)
2007 (est)

First sample was collected and
cryogenically frozen in 1988

In 2004, est.125,000 samples were
privately banked (est. 79% growth over
2003)

Market expected  to reach 225,000
stem cells collected in 2006.

In the private sector, 21 private
companies and 3 publicly traded
companies currently compete

The market is expected to exceed $1 billion by 2010

Sources: UBCEA, Pharmastem, Inc., Dr. Fran Verter, Parentsguidecordblood.com, Cord Blood America analysis

Umbilical Cord Blood Industry

Cord Blood America, Inc.

PharmaStem Inc. patent on technology, and obtaining a
license, has significantly increased the cost of entering the market

AABB, AATB, FACT, FDA, NY, NJ – Licensure is costly and
time consuming

Laboratory operations require significant capital and the
accreditation process is time consuming

The market is becoming more sophisticated and less willing
to accept new entries.

Human Capital - A presence in OB/GYN offices and
hospitals, plus a large inside sales staff are necessary to
capture market share

Barriers to Entry: Private Banking

Cord Blood America, Inc.

Agenda

Cord Blood America, Inc.

Executive Summary

Stem Cells

The Cord Blood Storage Market

Cord Blood America Overview

Stem Cell Comparables

Cord Partners (Revenue)

Private Cord Blood Banking

BodyCells (Pre-Launch)

Adipose (Fat) Stem Cell Storage

Adult Peripheral Stem Cell Storage

RainMakers (Revenue)

Consumer based, family oriented advertising

Family Marketing (Revenue)

Internet marketing of products and services geared toward
expectant and new parents

Organization

Cord Blood America, Inc.

Overview: Cord Partners

Cord Blood America, Inc.

Cord Blood America’s subsidiary, Cord Partners
facilitates umbilical cord blood stem cell storage
services for expectant parents and their children

Our service bundles all aspects of this process:

Providing Medical Collection Kits

Providing Medical Courier Services

Testing, Processing and Storage with our contracted
laboratory

24/7 patient response and customer support

Licensed by all required entities

            Commitment:  Increase Shareholder Value

Keys to Success

Cord Blood America, Inc.

Licensed by PharmaStem, the patent holder to cord blood
collection

Partnered with an AABB certified lab with 35 successful
transplants on record (2nd most in industry).  Provides a fixed
COGS

Partnered with a respected medical courier for shipment

Full Service, dedicated sales and customer service staff

Competitively priced, but at the high end of the markets

Ability to monetize parent database with other products and
services

Keys to Success

Cord Blood America, Inc.

Annual Payment Option

$269 per year for 18 years

Industry changing payment option allows
nearly every American family to afford to
store cord blood.

Incremental growth opportunity

Expands the service offering beyond the
current demographic

Management

Matthew Schissler, CEO

Sandra Smith, CFO

Noah Anderson, CTO

Joseph Vicente, VP, Corporate Strategy

Board of Directors

Matthew Schissler, Chairman

Stephen Weir*

Joseph Vicente

Gayl Rogers Chrysler*

Timothy McGrath*

Management & Board

Cord Blood America, Inc.

*Independent Directors

Business-to-Consumer: Cost-per-acquisition and cost per lead models have been developed, with finely tuned algorithms for each advertising medium into which we have ventured. We have a fixed cost-per-acquisition threshold for each advertising medium.
Launched in in Jan 2003…continued organic growth.

Business-to-Business: Engaged direct employee and 1099 sales force in multiple markets to contact OB/Gyn offices, hospitals, birthing centers and other physicians to grow market presence.
Launched in January 2005…continued organic growth.

Mergers and Acquisition Constantly evaluating targets in the cord blood and stem cell space as potential acquisition targets.
CBAI’s 1st Asset Purchase January 2006.

Growth Strategy

Cord Blood America, Inc.

Significant Events

Cord Blood America, Inc.

Jun 2006

     Launch BodyCells (expected)

Jan 2006

     Purchased Assets of Competitor (35% cust. increase)

Sept 2005

     Completed $5,000,000 Raise

Apr 2005

     Acquired Family Marketing

Feb 2005

     Acquired Rainmakers International

Jan 2005

     Commenced Trading

Oct 2004

     Received effective registration

Mar 2004

     Completed reverse merger (CBAI)

Jan 2003

     Cord Partners founded and commenced operations

Key Drivers:

  Strong organic growth driven by increased market awareness and market share gains

  Opportunistic acquisitions

  Shift in the customer acquisition mix

*The financial information is presented as if the combining companies had been consolidated for all periods presented.

($3,987)

($1,682)

($129)

Net Income (Loss)

(454)

(79)

(26)

Interest Expense

(3,997)

(1,949)

(403)

Admin & Sell Exp

464

347

300

Gross Profit

(1,432)

(1,157)

(969)

COGS

$1,896

$1,504

$1,270

Revenue

9 Months Ended

Sept. 30, 2005

2004*

2003*

($ thousands)

Financials

Key Facts

Accounting Firm

Fiscal Year

Full-time Employees

Market Cap (2/22/06)

Float        (2/22/06)

Shares Outstanding (02/22/06)

Stock Price (02/22/06) and 52-Week Range

Corporate Headquarters

Symbol

Rose, Snyder & Jacobs

December 31st

17

$7,142,073

14,420,319

40,811,845

$0.175 || $0.09 to $0.87

Los Angeles, CA

OTC BB: CBAI

Cord Blood America, Inc.

www.cordpartners.com and www.cordblood-america.com

Agenda

Executive Summary

Stem Cells

The Cord Blood Storage Market

Cord Blood America Overview

Stem Cell Comparables

Source for Following Data

For all of the following date comparisons, all
information was gathered from  the Yahoo!
Finance website or other reliable and reputable
financial website sources.  The following
statistics are meant for comparison purposes
only, and represent to what CBAI could find as
true and accurate financial information.  All
information was gathered on 2/22/06.

*       Revenue Information for CBAI is based on the
first 9 months of 2005

Market Cap

$1.06

VODG

OTCBB

Vitro Diagnostics

$3.40

CLBE

OTCBB

Calbatech Inc

$6.70

PLRS

OTCBB

Pluristem Life Sys Inc

$7.14

CBAI

OTCBB

Cord Blood America, Inc.

$9.07

PFTR

OTCBB

PharmaFrontiers

$9.21

BCLI

OTCBB

Brainstorm Cell Therapeutics

$17.92

MCET

OTCBB

Multi Cell

$41.90

CCEL

OTCBB

Cryo-Cell Intl, Inc.

$69.50

ACTC

OTCBB

Advanced Cell Technology Inc.

$114.90

CYTX

NASDAQ

Cytori Therapeutics Inc

$130.00

CRIS

OTCBB

Curis

$179.90

ASTM

NASDAQ

Aastrom Biosciences, Inc.

$188.30

KOOL

NASDAQ

Thermogenisis Corp.

$190.60

VIAC

NASDAQ

ViaCell, Inc.

$234.20

STEM

NASDAQ

StemCells, Inc.

$533.40

GERN

NASDAQ

Geron Corporation

in Millions

As of 2/22/06:

Key Points to Market Cap

CBAI is 13th lowest out of 16 stem cell
companies tracked in last slide.

The other 15 companies own their own
laboratory and have some level of R&D

CBAI out-sources it’s laboratory for
storage services, therefore not having the
overhead of a lab.

Revenues

$6.70

$0.00

PLRS

Pluristem Life Sys Inc

$9.07

$0.00

PFTR

PharmaFrontiers

$9.21

$0.00

BCLI

Brainstorm Cell Therapeutics

$1.06

$0.02

VODG

Vitro Diagnostics

$69.50

$0.03

ACTC

Advanced Cell Technology Inc.

$234.20

$0.20

STEM

StemCells, Inc.

$17.92

$0.38

MCET

Multi Cell

$179.90

$0.65

ASTM

Aastrom Biosciences, Inc.

$3.40

$1.12

CLBE

Calbatech Inc

$7.14

$1.90*

CBAI

Cord Blood America, Inc.

$130.00

$5.74

CRIS

Curis

$533.40

$5.74

GERN

Geron Corporation

$114.90

$6.06

CYTX

Cytori Therapeutics Inc

$188.30

$10.08

KOOL

Thermogenisis Corp.

$41.90

$13.82

CCEL

Cryo-Cell Intl, Inc.

$190.60

$42.85

VIAC

ViaCell, Inc.

in Millions

in Millions

As of 2/22/06:

Market Cap

Revenues

Symbol

Key Points to Revenues

CBAI is 7th highest out of 16 stem cell companies
tracked in last slide, in gross revenues reported.

The 6 companies higher in revenue generation
than CBAI, all have larger market caps.

6 of the 9 companies with less revenue than
CBAI, have larger market caps.

8 of the 16 companies have less than $1M in
revenues.

Quarterly Revenue Growth

$179.90

-68%

ASTM

Aastrom Biosciences, Inc.

$69.50

-66%

ACTC

Advanced Cell Technology Inc.

$17.92

-60.80%

MCET

Multi Cell

$114.90

-10.80%

CYTX

Cytori Therapeutics Inc

$6.70

0%

PLRS

Pluristem Life Sys Inc

$9.07

0%

PFTR

PharmaFrontiers

$9.21

0%

BCLI

Brainstorm Cell Therapeutics

$1.06

0%

VODG

Vitro Diagnostics

$188.30

5.90%

KOOL

Thermogenisis Corp.

$41.90

16.80%

CCEL

Cryo-Cell Intl, Inc.

$190.60

17.60%

VIAC

ViaCell, Inc.

$7.14

27.40%

CBAI

Cord Blood America, Inc.

$130.00

78.70%

CRIS

Curis

$3.40

362%

CLBE

Calbatech Inc

$533.40

566%

GERN

Geron Corporation

$234.20

1909.60%

STEM

StemCells, Inc.

in Millions

As of 2/22/06:

Market Cap

Qtr Rev Growth

Symbol

Key Points to Quarterly Growth

CBAI is 5th highest out of 16 stem cell companies
tracked in last slide, in % quarterly revenue
growth.

3 of the 4 companies higher in quarterly revenue
growth than CBAI, have larger market caps.

9 of the 11 companies with lower quarter over
quarter growth than CBAI, have larger market
caps.

8 of the 16 companies have either 0% growth or
worse, negative growth.

Revenues Per Share

$6.70

$0.00

PLRS

Pluristem Life Sys Inc

$9.07

$0.00

PFTR

PharmaFrontiers

$9.21

$0.00

BCLI

Brainstorm Cell Therapeutics

$69.50

$0.00

ACTC

Advanced Cell Technology Inc.

$1.06

$0.00

VODG

Vitro Diagnostics

$234.20

$0.00

STEM

StemCells, Inc.

$179.90

$0.01

ASTM

Aastrom Biosciences, Inc.

$17.92

$0.01

MCET

Multi Cell

$3.40

$0.03

CLBE

Calbatech Inc

$7.14

$0.06

CBAI

Cord Blood America, Inc.

$533.40

$0.11

GERN

Geron Corporation

$130.00

$0.11

CRIS

Curis

$188.30

$0.22

KOOL

Thermogenisis Corp.

$114.90

$0.42

CYTX

Cytori Therapeutics Inc

$41.90

$1.19

CCEL

Cryo-Cell Intl, Inc.

$190.60

$1.59

VIAC

ViaCell, Inc.

in Millions

As of 2/22/06:

Market Cap

RPS

Symbol

Key Points to RPS

CBAI is 7th highest out of 16 stem cell
companies tracked in last slide, in RPS
reported.

The 6 companies higher in RPS than
CBAI, all have larger market caps.

6 of the 9 companies with A lower RPS
than CBAI, have larger market caps.

6 of the 16 companies have a “zero” RPS.

Gross Profit

$6.70

$0.00

PLRS

Pluristem Life Sys Inc

$9.07

$0.00

PFTR

PharmaFrontiers

$9.21

$0.00

BCLI

Brainstorm Cell Therapeutics

$1.06

$0.02

VODG

Vitro Diagnostics

$234.20

$0.14

STEM

StemCells, Inc.

$7.14

$0.15

CBAI

Cord Blood America, Inc.

$3.40

$0.19

CLBE

Calbatech Inc

$69.50

$0.50

ACTC

Advanced Cell Technology Inc.

$17.92

$0.76

MCET

Multi Cell

$533.40

$1.05

GERN

Geron Corporation

$188.30

$3.09

KOOL

Thermogenisis Corp.

$114.90

$3.43

CYTX

Cytori Therapeutics Inc

$130.00

$4.95

CRIS

Curis

$41.90

$9.05

CCEL

Cryo-Cell Intl, Inc.

$190.60

$34.17

VIAC

ViaCell, Inc.

$179.90

$761

ASTM

Aastrom Biosciences, Inc.

in Millions

in millions

As of 2/22/06:

Market Cap

GP

Symbol

Key Points to Gross Profit

CBAI is 11th highest out of 16 stem cell
companies tracked in last slide, in Gross
Profit reported.

9 The 10 companies higher in GP than
CBAI, have larger market caps.

3 of the 5 companies with A lower GP than
CBAI, have larger market caps.

EBITDA

$533.40

-$34.70

GERN

Geron Corporation

$114.90

-$18.96

CYTX

Cytori Therapeutics Inc

$130.00

-$15.70

CRIS

Curis

$179.90

-$14.96

ASTM

Aastrom Biosciences, Inc.

$234.20

-$12.82

STEM

StemCells, Inc.

$9.07

-$9.48

PFTR

PharmaFrontiers

$188.30

-$8.10

KOOL

Thermogenisis Corp.

$190.60

-$7.17

VIAC

ViaCell, Inc.

$7.14

-$4.35

CBAI

Cord Blood America, Inc.

$9.21

-$3.94

BCLI

Brainstorm Cell Therapeutics

$17.92

-$3.45

MCET

Multi Cell

$6.70

-$2.01

PLRS

Pluristem Life Sys Inc

$3.40

-$1.39

CLBE

Calbatech Inc

$1.06

-$0.21

VODG

Vitro Diagnostics

$41.90

$3.30

CCEL

Cryo-Cell Intl, Inc.

in Millions

in millions

As of 2/22/06:

Market Cap

EBITDA

Symbol

Key Points to EBITDA

CBAI is 7th highest out of 15 stem cell companies
tracked in last slide, in EBITDA reported.

3 of the 6 companies higher in EBITDA than
CBAI, have larger market caps.

All 8 companies with a lower EBITDA than
CBAI, have a higher market cap than CBAI.

Only one  of the 15 companies reported a
positive EBITDA.

Earnings Per Share

$9.07

-$1.54

PFTR

PharmaFrontiers

$114.90

-$1.15

CYTX

Cytori Therapeutics Inc

$190.60

-$0.74

VIAC

ViaCell, Inc.

$533.40

-$0.63

GERN

Geron Corporation

$130.00

-$0.30

CRIS

Curis

$234.20

-$0.20

STEM

StemCells, Inc.

$188.30

-$0.18

KOOL

Thermogenisis Corp.

$7.14

-$0.16

CBAI

Cord Blood America, Inc.

$179.90

-$0.14

ASTM

Aastrom Biosciences, Inc.

$9.21

-$0.14

BCLI

Brainstorm Cell Therapeutics

$17.92

-$0.11

MCET

Multi Cell

$3.40

-$0.10

CLBE

Calbatech Inc

$1.06

-$0.04

VODG

Vitro Diagnostics

$41.90

$0.09

CCEL

Cryo-Cell Intl, Inc.

in Millions

Fully Diluted

As of 2/22/06:

Market Cap

EPS

Symbol

Key Points to EPS

CBAI is 7th highest out of 14 stem cell companies
tracked in last slide, in EPS reported.

4 of the 6 companies higher in EPS than CBAI,
have larger market caps.

All 7 companies with a lower EPS than CBAI,
have a higher market cap than CBAI.

Only one  of the 14 companies reported a
positive EPS.

52 Week Change

0.095

-250.00%

$6.70

PLRS

Pluristem Life Sys Inc

0.56

-91.88%

$9.07

PFTR

PharmaFrontiers

0.51

-80.38%

$9.21

BCLI

Brainstorm Cell Therapeutics

0.09

-78.26%

$1.06

VODG

Vitro Diagnostics

1.94

-77.14%

$69.50

ACTC

Advanced Cell Technology Inc.

0.56

-71.43%

$17.92

MCET

Multi Cell

0.056

-65.00%

$3.40

CLBE

Calbatech Inc

5.37

-49.23%

$190.60

VIAC

ViaCell, Inc.

2.04

-42.95%

$179.90

ASTM

Aastrom Biosciences, Inc.

3.19

-39.53%

$130.00

CRIS

Curis

0.186

-28.00%

$7.14

CBAI

Cord Blood America, Inc.

3.71

-22.98%

$234.20

STEM

StemCells, Inc.

4.47

-21.90%

$188.30

KOOL

Thermogenisis Corp.

8.19

7.30%

$533.40

GERN

Geron Corporation

3.52

7.76%

$41.90

CCEL

Cryo-Cell Intl, Inc.

7.42

123.88%

$114.90

CYTX

Cytori Therapeutics Inc

in Millions

As of 2/22/06:

50-Day Moving Avg.

52 Wk.
Change

Market Cap

Symbol

Key Points to 52 Week Change

CBAI is 6th highest out of 16 stem cell companies
tracked in last slide, in the 52 week change
reported.

All 5 of the companies higher in 52 week change
than CBAI, have a larger market cap than CBAI.

7 of the 10 companies with a worse 52 week
change than CBAI, have a higher market cap
than CBAI.

Only 3 of the 14 companies reported a
positive 52 week change.

Average Volume

2,821

$1.06

VODG

Vitro Diagnostics

17,230

$114.90

CYTX

Cytori Therapeutics Inc

28,018

$9.21

BCLI

Brainstorm Cell Therapeutics

37,378

$69.50

ACTC

Advanced Cell Technology Inc.

40,295

$17.92

MCET

Multi Cell

46,735

$9.07

PFTR

PharmaFrontiers

47,214

$41.90

CCEL

Cryo-Cell Intl, Inc.

89,328

$6.70

PLRS

Pluristem Life Sys Inc

186,321

$190.60

VIAC

ViaCell, Inc.

188,643

$7.14

CBAI

Cord Blood America, Inc.

189,502

$188.30

KOOL

Thermogenisis Corp.

278,156

$130.00

CRIS

Curis

666,186

$533.40

GERN

Geron Corporation

1,182,970

$234.20

STEM

StemCells, Inc.

1,548,770

$179.90

ASTM

Aastrom Biosciences, Inc.

3,015,650

$3.40

CLBE

Calbatech Inc

in Millions

As of 2/22/06:

Avg. Volume (3 mo.)

Market Cap

Symbol

Key Points to Volume

CBAI is 7th highest out of 16 stem cell companies
tracked in last slide, in average daily volume.

5 of the 6 companies higher in average daily
volume than CBAI, have a larger market cap
than CBAI.

7 of the 9 companies with a lower average daily
volume than CBAI, have a higher market cap
than CBAI.

The volume is tracked on total shares.

Shares Outstanding

10.62M

$1.06

VODG

Vitro Diagnostics

103.37M

$179.90

ASTM

Aastrom Biosciences, Inc.

11.62M

$41.90

CCEL

Cryo-Cell Intl, Inc.

15.25M

$114.90

CYTX

Cytori Therapeutics Inc

20.62M

$9.07

PFTR

PharmaFrontiers

22.47M

$9.21

BCLI

Brainstorm Cell Therapeutics

23.07M

$69.50

ACTC

Advanced Cell Technology Inc.

32.58M

$17.92

MCET

Multi Cell

38.35M

$190.60

VIAC

ViaCell, Inc.

40.81M

$7.14

CBAI

Cord Blood America, Inc.

45.98M

$188.30

KOOL

Thermogenisis Corp.

49.34M

$130.00

CRIS

Curis

49.94M

$3.40

CLBE

Calbatech Inc

63.65M

$6.70

PLRS

Pluristem Life Sys Inc

64.71M

$234.20

STEM

StemCells, Inc.

64.81M

$533.40

GERN

Geron Corporation

in Millions

As of 2/22/06:

Shares Outstanding:

Market Cap

Symbol

Key Points to Shares Outstanding

CBAI has 39.7M shares outstanding, right
in the middle of the spectrum of the 16
public stem cell companies tracked in the
last slide.

CBAI has the 7th most shares outstanding
in the comparables, but the 13th lowest
market cap (out of 16 companies).

Float

102.78M

103.37M

$179.90

ASTM

Aastrom Biosciences, Inc.

64.43M

64.81M

$533.40

GERN

Geron Corporation

63.50M

64.71M

$234.20

STEM

StemCells, Inc.

47.91M

49.34M

$130.00

CRIS

Curis

45.84M

45.98M

$188.30

KOOL

Thermogenisis Corp.

29.05M

49.94M

$3.40

CLBE

Calbatech Inc

27.00M

38.35M

$190.60

VIAC

ViaCell, Inc.

20.92M

32.58M

$17.92

MCET

Multi Cell

19.07M

22.47M

$9.21

BCLI

Brainstorm Cell Therapeutics

14.4M

40.81M

$7.14

CBAI

Cord Blood America, Inc.

12.04M

15.25M

$114.90

CYTX

Cytori Therapeutics Inc

11.27M

20.62M

$9.07

PFTR

PharmaFrontiers

10.83M

11.62M

$41.90

CCEL

Cryo-Cell Intl, Inc.

5.18M

10.62M

$1.06

VODG

Vitro Diagnostics

in Millions

As of 2/22/06:

Float:

Shares
Outstanding:

Market Cap

Symbol

Key Points to Float

CBAI has 14.4M shares in the float, the 5 th
highest of the 14 public stem cell
companies tracked in the last slide.

And still, 13th lowest market cap (out of 16
companies).

% of Float to Total

99.70%

45.84

45.98

$188.30

KOOL

Thermogenisis Corp.

99.43%

102.78

103.37

$179.90

ASTM

Aastrom Biosciences, Inc.

99.41%

64.43

64.81

$533.40

GERN

Geron Corporation

98.13%

63.50

64.71

$234.20

STEM

StemCells, Inc.

97.10%

47.91

49.34

$130.00

CRIS

Curis

93.20%

10.83

11.62

$41.90

CCEL

Cryo-Cell Intl, Inc.

84.87%

19.07

22.47

$9.21

BCLI

Brainstorm Cell Therapeutics

78.95%

12.04

15.25

$114.90

CYTX

Cytori Therapeutics Inc

70.40%

27.00

38.35

$190.60

VIAC

ViaCell, Inc.

64.21%

20.92

32.58

$17.92

MCET

Multi Cell

58.17%

29.05

49.94

$3.40

CLBE

Calbatech Inc

54.66%

11.27

20.62

$9.07

PFTR

PharmaFrontiers

48.78%

5.18

10.62

$1.06

VODG

Vitro Diagnostics

35.29%

14.40

40.81

$7.14

CBAI

Cord Blood America, Inc.

in Millions

As of 2/22/06:

Float % of total

Float:

Shares
Outstanding:

Market Cap

Symbol

Key Points to % of Float

CBAI has the tightest float of any of the
companies tracked, with only 36% of the
outstanding in the actual float.

Most of CBAI shares are held by the
founders, directors and officers.

And still, 13th lowest market cap (out of 16
companies).

Share Price

0.056

$3.40

$1.12

CLBE

Calbatech Inc

0.09

$1.06

$0.02

VODG

Vitro Diagnostics

0.095

$6.70

$0.00

PLRS

Pluristem Life Sys Inc

0.186

$7.14

$1.90*

CBAI

Cord Blood America, Inc.

0.51

$9.21

$0.00

BCLI

Brainstorm Cell Therapeutics

0.56

$17.92

$0.38

MCET

Multi Cell

0.56

$9.07

$0.00

PFTR

PharmaFrontiers

0.69

?

?

BMXP

Bio-Matrix

0.94

?

$0.00

WWBP

Worldwide Bio & Pharma

1.94

$69.50

$0.03

ACTC

Advanced Cell Technology Inc.

2.04

$179.90

$0.65

ASTM

Aastrom Biosciences, Inc.

3.19

$130.00

$5.74

CRIS

Curis

3.52

$41.90

$13.82

CCEL

Cryo-Cell Intl, Inc.

3.71

$234.20

$0.20

STEM

StemCells, Inc.

4.47

$188.30

$10.08

KOOL

Thermogenisis Corp.

5.37

$190.60

$42.85

VIAC

ViaCell, Inc.

7.42

$114.90

$6.06

CYTX

Cytori Therapeutics Inc

8.19

$533.40

$5.74

GERN

Geron Corporation

in Millions

in Millions

As of 2/22/06:

50-Day Moving Avg

Market Cap

Revenues

Symbol

Key Points to Share Price

CBAI is 15th lowest out of 18 stem cell
companies tracked in last slide, in 50 day
average share price reported.

All 14 companies higher in share price
than CBAI, have larger market caps.

All 3 companies with a lower share price
than CBAI, have a lower market cap than
CBAI.

Share Price/Revenues

0.095

$6.70

$0.00

PLRS

Pluristem Life Sys Inc

0.51

$9.21

$0.00

BCLI

Brainstorm Cell Therapeutics

0.56

$9.07

$0.00

PFTR

PharmaFrontiers

0.09

$1.06

$0.02

VODG

Vitro Diagnostics

1.94

$69.50

$0.03

ACTC

Advanced Cell Technology Inc.

3.71

$234.20

$0.20

STEM

StemCells, Inc.

0.56

$17.92

$0.38

MCET

Multi Cell

2.04

$179.90

$0.65

ASTM

Aastrom Biosciences, Inc.

0.056

$3.40

$1.12

CLBE

Calbatech Inc

0.186

$7.14

$1.90*

CBAI

Cord Blood America, Inc.

3.19

$130.00

$5.74

CRIS

Curis

8.19

$533.40

$5.74

GERN

Geron Corporation

7.42

$114.90

$6.06

CYTX

Cytori Therapeutics Inc

4.47

$188.30

$10.08

KOOL

Thermogenisis Corp.

3.52

$41.90

$13.82

CCEL

Cryo-Cell Intl, Inc.

5.37

$190.60

$42.85

VIAC

ViaCell, Inc.

in Millions

in Millions

As of 2/22/06:

50-Day Moving Avg

Market Cap

Revenues

Symbol

Key Points to Share Price/Revenues

CBAI is 7th highest out of 16 stem cell
companies tracked in last slide, in share
price to revenues reported.

All 6 companies higher in share price to
revenues than CBAI, have larger market
caps.

6 of the 9 companies with a lower share
price to revenues than CBAI, have a higher
market cap than CBAI.

Market Cap

$1.06

VODG

OTCBB

Vitro Diagnostics

$3.40

CLBE

OTCBB

Calbatech Inc

$6.70

PLRS

OTCBB

Pluristem Life Sys Inc

$7.14

CBAI

OTCBB

Cord Blood America, Inc.

$9.07

PFTR

OTCBB

PharmaFrontiers

$9.21

BCLI

OTCBB

Brainstorm Cell Therapeutics

$17.92

MCET

OTCBB

Multi Cell

$41.90

CCEL

OTCBB

Cryo-Cell Intl, Inc.

$69.50

ACTC

OTCBB

Advanced Cell Technology Inc.

$114.90

CYTX

NASDAQ

Cytori Therapeutics Inc

$130.00

CRIS

OTCBB

Curis

$179.90

ASTM

NASDAQ

Aastrom Biosciences, Inc.

$188.30

KOOL

NASDAQ

Thermogenisis Corp.

$190.60

VIAC

NASDAQ

ViaCell, Inc.

$234.20

STEM

NASDAQ

StemCells, Inc.

$533.40

GERN

NASDAQ

Geron Corporation

in Millions

As of 2/22/06:

Key Points Summary

16.67%

15

18

Share Price

18.75%

13

16

Market Cap

31.25%

11

16

Gross Profit

50.00%

7

14

Earnings Per Share

53.33%

7

15

EBITDA

56.25%

7

16

Share Price/Revenues

56.25%

7

16

Shares Outstanding

56.25%

7

16

Avg. Share Volume

56.25%

7

16

Revenues Per Share

56.25%

7

16

Total Revenues

62.50%

6

16

52 Week Change

64.29%

5

14

Float

68.75%

5

16

Quarterly Revenue Growth

92.86%

1

14

% Float of Total

Percentile

CBAI Rank

Total # Measured

Category

Key Points for Analysts

1.

CBAI is a top performer comparatively in
11 of 14 analysis categories.

2.

Market Cap and Share Price seem to be
the biggest questions vs. the rest of the
stem cell companies.

3.

Every other company on this list has a
laboratory and its overhead.

4.

Every other company compared has an
element of R&D.

Speculative Conclusions

1.

Wall Street has placed value on companies
owning an operational lab.

2.

Wall Street has placed value on having
numerous R&D projects at multiple stages.

3.

The valuations of stem cell companies are in
their futures, their R&D and their potential
promise.

4.

In the small and micro-cap space, less weight is
given to stem cell companies for current
revenues and healthier financials.

Summary

Large and Growing Market

Pricing Advantage

Rapid Growth Characteristics and Aggressive Growth Strategy

Marketing Leader

CBAI recognizes where company needs to strengthen

            1.  Acquire/build lab operations.

            2.  Acquire or develop R&D strategies, IP and granted projects.

            3.  Continue to grow organically.

            4.  Add asset purchases of new customers from struggling competitors.

            5.  Layer in better profit margin products.

            6.  Diversify product base and revenue streams.

Commitment to Increasing Shareholder Value

59

Cord Blood America, Inc.